                                                                    EXHIBIT 99.1

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS
                                    --------

Attachment 1                                    Summary of Bank and Investment Accounts

Attachment 2                                    Schedule of Receipts and Disbursements

Attachment 3                                    Bank and Investment Account Statements

Attachment 4                                    Income Statement

Attachment 5                                    Balance Sheet

Attachment 6                                    Summary of Due To/Due From Intercompany Accounts

Attachment 7                                    Accounts Receivable Aging

Attachment 8                                    Accounts Payable Detail

Attachment 9                                    Notes to January 2002 Monthly Operating Report

                     Summary Of Bank And Investment Accounts       Attachment 1
                           American Classic Voyages Co
Summary                        Case No: 01-10954 (EIK)                UNAUDITED
American Classic            For Month Of January, 2002
 Voyages Co

                                                Balances
                                     ------------------------------    Receipts &         Bank
                                        Opening          Closing       Disbursements      Statements      Account
Account                              As Of 1/01/02    As Of 1/31/02    Included           Included        Reconciled
-------                              -------------    -------------    -------------      ----------      ----------
AMCV Deferred Compensation                   0.00           0.00       No -               No-             No -
Bank One                                                               No Activity        No Activity     No Activity
Account # - 1590101554

AMCV Dental Benefits                         0.00           0.00       No-                No -            No -
Chase (JP Morgan Chase & Co)                                           No Activity        No Activity     No Activity
Account # - 002-2-426530

AMCV Employee Stock Plan                     0.00           0.00       No -               No -            No -
LaSalle Bank                                                           No Activity        No Activity     No Activity
Account # - 5800015140

AMCV Insurance                               0.00           0.00       No-                No -            No -
LaSalle Bank                                                           No Activity        No Activity     No Activity
Account # - 5800021411

AMCV Medical Benefits                    9,369.77      22,327.70       Yes                No - Not        Yes
Chase (JP Morgan Chase & Co)                                                              Concentration
Account # - 002-2-426522                                                                  Account

American Classic Voyages Co                  0.00           0.00       No-                No -            No -
Master Cash                                                            No Activity        No Activity     No Activity
LaSalle Bank
Account # - 2355464

American Classic Voyages Co              8,373.53           0.00       Yes                No - Not        Yes
Payroll                                                                                   Concentration
LaSalle Bank                                                                              Account
Account # - 2369368

American Classic Voyages Co              7,040.64       7,025.87       Yes                No - Not        Yes
PAC                                                                                       Concentration
LaSalle Bank                                                                              Account
Account # - 2355882

American Classic Voyages Co         10,317,837.87   8,424,806.59       Yes                Yes             Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                  0.00          10.72       Yes                Yes             Yes
Investment Account
Goldman Sachs & Co.
Account # - 020-53613-2

American Classic Voyages Co                  0.00           0.00       No-                No -            No -
Investment Account                                                     No Activity        No Activity     No Activity
Merrill Lynch
Account # - 318-3271750-7

American Classic Voyages Co                  0.42           0.42       No-                No -            No -
Investment Account                                                     No Activity        No Activity     No Activity
Conifer Securities
Account # - 330-50683 1-8

                            Receipts & Disbursements             Attachment 2-1
                            American Classic Voyages
R&D - Chase -               Case No: 01-10954 (EIK)                   Unaudited
AMCV Med Ben                         Chase
                              AMCV Medical Benefits
                            Account # - 002-2-426522
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan02
                                   9,369.77
Receipts
                                 105,000.00     From The Delta Queen Steamboat Company
                                                - Hibernia - DQ Master Cash Account (812-395-335)
                                   5,657.03     From United Healthcare (Reversal)

                                -----------
                                 110,657.03     Total Receipts

Disbursements
                                 (97,699.10)    To United Healthcare

                                -----------
                                 (97,699.10)    Total Disbursements

Closing Balance-31Jan02
                                  22,327.70

                            Receipts & Disbursements             Attachment 2-2
                            American Classic Voyages
R&D -LaSalle-                Case No: 01-10954 (EIK)                  Unaudited
AMCV Payroll                         LaSalle
                                  AMCV Payroll
                               Account # - 2369368
                          1 January 02 - 31 January 02


Opening Balance - 1 Jan 02

                                8,373.53


Receipts



                                ----------
                                     0.00     Total Receipts

Disbursements

                                  (328.35)    LaSalle Bank Fees

                                (8,045.18)    To Delta Queen Steamboat Company - Hibernia -
                                              DQ Payroll Account (812-395-289)
                                ----------
                                (8,373.53)    Total Disbursements

Closing Balance - 31 Jan 02

                                    0.00

                            Receipts & Disbursements             Attachment 2-3
                            American Classic Voyages
R&D - LaSalle -              Case No: 01-10954_(EIK)                  Unaudited
AMCV PAC                             LaSalle
                                       PAC
                               Account # - 2355882
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                 7,040.64

Receipts



                                ----------
                                      0.00    Total Receipts

 Disbursements
                                    (14.77)   LaSalle Bank Fees



                                ----------
                                    (14.77)   Total Disbursements

Closing Balance - 31 Jan 02

                             7,025.87


                            Receipts & Disbursements             Attachment 2-4
                            American Classic Voyages
R&D - Credit Suisse          Case No: 01-10954(EIK)                   Unaudited
Investment Account                Credit Suisse
                               Investment Account
                              Account # - 247003452
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02

                                10,317,837.87
Receipts
                                     6,968.72        Interest Earned


                                --------------
                                     6,968.72        Total Receipts

Disbursements

                                (1,900,000.00)       To The Delta Queen Steamboat Company -
                                                     Hibernia - DQ Master Cash Account (812-395-335)
                                --------------
                                (1,900,000.00)       Total Disbursements

Closing Balance - 31 Jan 02

                                 8,424,806.59


                            Receipts &Disbursements             Attachmentt 2-5
                            American Classic Voyages
R&D -Goldman Sachs           Case No: 01-10954 (EIK)                  Unaudited
Investment Account                Goldman Sachs
                               Investment Account
                             Account # - 020-53613-2
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                 0.00




Receipts
                                10.72                Interest Earned


                                ------
                                10.72                Total Receipts

Disbursements





                                ------
                                 0.00                Total Disbursements

Closing Balance - 31 Jan 02

                                10.72


                               AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
  Company=10 (AMCV)


                                                           PTD-Actual
                                                             JAN-02
                                                         --------------
Revenue
  Gross Revenue                                                   0.00
  Allowances                                                      0.00
                                                         -------------
  Net Revenue                                                     0.00
Operating Expenses
  Air                                                             0.00
  Hotel                                                           0.00
  Commissions                                                     0.00
  Onboard Expenses                                                0.00
  Passenger Expenses                                              0.00
  Vessel Expenses                                                 0.00
  Layup/Drydock Expense                                           0.00
  Vessel Insurance                                                0.00
                                                         -------------
  Total Operating Expenses                                        0.00
                                                         -------------
  Gross Profit                                                    0.00
SG&A Expenses
  General and Admin Expenses                                  7,960.34
   Sales & Marketing                                              0.00
   Pre-Opening Costs                                              0.00
                                                         -------------
  Total SG&A Expenses                                         7,960.34
                                                         -------------
  EBITDA                                                     (7,960.34)
  Depreciation                                               15,277.32
                                                         -------------
  Operating Income                                          (23,237.66)
  Other Expense/(Income)
  Interest Income                                           (25,452.06)
  Interest Expense                                           27,304.37
  Equity in Earnings for Sub                             (2,316,856.38)
  Reorganization expenses                                 1,194,245.58
                                                         -------------
  Total Other Expense/(Income)                            3,512,954.27
                                                         -------------
  Net Pretax Income/(Loss)                               (3,536,191.93)
                                                         -------------
  Income Tax Expense                                              0.00
                                                         -------------
  Net Income/(Loss)                                      (3,536,191.93)
                                                         -------------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

  currency USD
Company=10 (AMCV)


                                                            YTD-Actual               YTD-Actual
                                                              JAN-02                   OCT-01
                                                          ---------------          --------------

ASSETS
       Cash and Equivalent                                  8,431,843.18            10,343,248.25
       Restricted Cash                                        239,567.00                     0.00
       Marketable Securities                                        0.42                   337.15
       Accounts Receivable                                  3,678,916.74             3,678,916.74
       Inventories                                                  0.00                     0.00
       Prepaid Expenses                                       588,507.00                     0.00
       Other Current Assets                                         0.00                     0.00
                                                          --------------           --------------
              Total Current Assets                         12,938,834.34            14,022,502.14
       Fixed Assets                                         4,979,716.68             4,979,716.68
       Accumulated Depreciation                            (4,543,318.55)           (4,497,369.91)
                                                          --------------           --------------
              Net Fixed Assets                                436,398.13               482,346.77
       Net Goodwill                                            80,435.92                81,420.64
       Intercompany Due To/From                           266,227,828.68           265,726,906.60
       Net Deferred Financing Fees                          3,336,939.74             3,408,954.89
       Net Investment in Subsidiaries                      42,704,842.88            48,551,297.73
       Other Non Current Assets                                     0.00               109,986.54
                                                          --------------           --------------
              Total Other Assets                          312,350,047.22           317,878,566.40
                                                          --------------           --------------
              Total Assets                                325,725,279.69           332,383,415.31
                                                          --------------           --------------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=10 (AMCV)


                                                            YTD-Actual               YTD-Actual
                                                              JAN-02                   OCT-01
                                                          --------------           --------------
LIABILITIES
       Accounts Payable                                             0.00                     0.00
       Accrued Liabilities                                  1,648,471.60             1,089,864.63
       Deposits                                                     0.00                     0.00
                                                          --------------           --------------
              Total Current Liabilities                     1,648,471.60             1,089,864.63
       Long Term Debt                                               0.00                     0.00
       Other Long Term Liabilities                         (3,434,093.96)           (3,434,093.96)
                                                          --------------           --------------
              Total Liabilities                            (1,785,622.36)           (2,344,229.33)

OTHER
       Liabilities Subject to Compromise                  200,418,510.55           200,418,510.55
                                                          --------------           --------------
              Total Other                                 200,418,510.55           200,418,510.55
OWNER'S EQUITY
       Common Stock                                           211,013.08               211,013.08
       Add'1 Paid In Capital                              204,438,037.35           204,438,037.35
       Current Net Income (Loss)                           (3,536,191.93)          (40,694,620.74)
       Retained Earnings                                  (74,020,467.00)          (29,645,295.60)
                                                          --------------           --------------
              Total Owner's Equity                        127,092,391.50           134,309,134.09
                                                          --------------           --------------
              Total Liabilities & Equity                  325,725,279.69           332,383,415.31
                                                          --------------           --------------


                          American Classic Voyages Co.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                              BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER     BALANCE            DEBITS            CREDITS          BALANCE
AMCV Cruise Operations, Inc.                   01-10967       77,872,449.87       1,484,962.66       692,398.82    78,665,013.71
The Delta Queen Steamboat Co.                  01-10970        3,762,286.54       2,252,715.89       154,786.09     5,860,216.34
DQS13 II, Inc.                                 01-10974           22,836.06                 --               --        22,836.06
Great AQ Steamboat, L.L.C                      01-10960      (22,537,128.61)        126,929.47               --   (22,410,199.14)
Great Pacific NW Cruise Line, L.L.C            01-10977      (15,474,968.76)                --        13,065.65   (15,488,034.41)
Great River Cruise Line, L.L.C                 01-10963        5,793,600.38         890,863.52        30,000.00     6,654,463.90
Great Ocean Cruise Line, L.L.C                 01-10959      (29,500,443.08)         10,026.77               --   (29,490,416.31)
Cruise America Travel, Incorporated            01-10966          138,559.52                 --        33,239.67       105,319.85
Delta Queen Coastal Voyages, L.L.C             01-10964          934,299.38                 --               --       934,299.38
Cape Cod Light, L.L.C                          01-10962       (1,671,121.78)            990.00               --    (1,670,131.78)
Cape May Light, L.L.C                          01-10961         (668,425.74)         10,766.17               --      (657,659.57)
Project America, Inc.                          N/A           (29,154,375.55)                --            15.31   (29,154,390.86)
Oceanic Ship Co.                               N/A            41,561,793.40                 --         4,703.66    41,557,089.74
Project America Ship I, Inc.                   N/A             1,794,833.65                 --         1,667.50     1,793,166.15
Project America Ship II, Inc.                  N/A            27,241,846.63                 --               --    27,241,846.63
Ocean Development Co.                          01-10972      206,437,497.45                 --        57,544.89   206,379,952.56
Great Hawaiian Cruise Line, Inc.               01-10975        3,585,960.47         448,453.40       434,688.20     3,599,725.67
Great Hawaiian Properties Corporation          01-10971      (50,672,102.38)             70.68       438,938.89   (51,110,970.59)
American Hawaiian Properties Corporation       01-10976        2,408,905.56          75,335.15            74.97     2,484,165.74
Great Independence Ship Co.                    01-10969       25,058,081.78         129,763.75       238,902.95    24,948,942.58
Cat II, Inc.                                   01-10968       16,695,057.39                 --       732,464.36    15,962,593.03
                                                             ---------------------------------------------------------------------
                                                             263,629,442.18       5,430,877.46     2,832,490.96   266,227,828.68
                                                             =====================================================================


                          AMERICAN CLASSIC VOYAGES CO.




                            ACCOUNTS RECEIVABLE AGING
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 7


                                 NOT APPLICABLE

                          AMERICAN CLASSIC VOYAGES CO.




                             ACCOUNTS PAYABLE DETAIL
                             AS OF JANUARY 31, 2002



                                  ATTACHMENT 8


                                 NOT APPLICABLE

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Amount represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.